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                                EXHIBIT  23

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 -----------------------------------------


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 11-K, into the Company's previously filed Registration Statements on Form S-8: Local 6-18 Plan No. 2-93964; Local 1 Plan No. 2-93963; Non-Union Plan 2-72454; and ESOP No. 33-43645.






                                       ARTHUR ANDERSEN LLP



Milwaukee, Wisconsin
November 10, 1994.